PLEDGE AGREEMENT (the "Pledge Agreement"), entered into as June 29, 2001, by and between EASY FLYING S.A., a France corporation, 2 Rue Marcel Doret, Immeuble Antares 31700 Blagnac, France (the "Pledgor"), and NAVTECH, INC., a Delaware corporation, c/o Navtech Systems Support Inc., 175 Columbia Street West, Waterloo, Ontario, Canada N2L 5Z5 (the "Pledgee").

                              W I T N E S S E T H:

     WHEREAS, concurrently herewith, the Pledgor is borrowing USD $200,000 from the Pledgee (the "Loan") and has executed and delivered to the Pledgee a promissory note in the principal amount of the Loan (the "Promissory Note").

     WHEREAS, the Pledgor has agreed to pledge 100,000 shares of Common Stock of the Pledgee (the "Pledged Shares") to the Pledgee to secure performance by the Pledgor of its obligations under the Promissory Note (the "Obligations").

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Pledge and Grant of a Security Interest. The Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a security interest in, all of its right, title and interest in and to the Pledged Shares, as security for the Obligations. The Pledgor has delivered simultaneously herewith to the Pledgee, and the Pledgee hereby acknowledge receipt of, certificates evidencing the
Pledged Shares registered in the name of the Pledgor (the "Pledged Certificates"), accompanied by (a) appropriate stock powers, in the form attached hereto as Exhibit A, endorsed by the Pledgor with signatures medallion guaranteed (the "Stock Powers") and (b) and a corporate resolution of the Pledgor with respect to the transfer of the Pledged Shares, with signatures medallion guaranteed. So long as any of the Obligations remain unsatisfied, the Pledged Shares shall be held by and in the custody of the Pledgee, subject to and in accordance with the terms and provisions hereof.

     2. Representations and Warranties of the Pledgor. The Pledgor represents and warrants as follows:

          (a) No consents of governmental and other regulatory agencies, foreign or domestic, or of other parties are required to be received by or on the part of the Pledgor to enable it to enter into and perform the Note and this Pledge Agreement and the transactions contemplated thereby and hereby.

          (b) The Pledgor has the power to enter into the Note and this Pledge Agreement and to carry out its obligations thereunder and hereunder. The Note and this Pledge Agreement have been duly authorized by all necessary action on the part of the Pledgor and constitute the valid and binding obligations of the Pledgor, enforceable in accordance with their respective terms.

          (c) The Pledged Shares are free and clear of any and all security interests, liens, claims, pledges, hypothecations and other encumbrances of any kind whatsoever (collectively, "Liens") and are duly and validly pledged to the Pledgee in accordance with applicable law.

          (d) Neither the execution and delivery of the Note or this Pledge Agreement nor compliance by the Pledgor with any of the provisions thereof or hereof nor the consummation of the transactions contemplated thereby or hereby, will:

               (i) violate or conflict with any provisions of the Certificate of Incorporation or By-laws or other organizational documents of the Pledgor;

               (ii) violate or, alone or with notice or the passage of time, result in the breach or termination of, or otherwise give any contracting party the right to terminate, or declare a default under, the terms of any agreement, understanding or arrangement to which the Pledgor is a party or by which any of its assets or properties may be bound;

               (iii) violate or conflict with any order, decree, judgment, injunction or award against, or binding upon, the Pledgor or any of its assets; or

               (iv) violate or conflict with any law or regulation relating to the Pledgor.

     3. Covenants.

          (a) The Pledgor will defend the Pledgee's security interest in the Pledged Shares against the claims of any person, firm, corporation or other entity.

          (b) So long as any of the Obligations remain unsatisfied, (i) the Pledgor will not sell, assign, transfer, dispose of, pledge or encumber in any manner any of the Pledged Shares, or agree or attempt to do so, or suffer to exist any Lien on the Pledged Shares, except the lien of this pledge and (ii) the Pledgor shall, upon request of the Pledgee, furnish to the Pledgee such stock powers, instruments of assignment and other instruments as may be required by the Pledgee in order to permit or effect transfer of the Pledged Shares in accordance with the terms of this Pledge Agreement.

     4. Events of Default. An Event of Default under the Note or other event pursuant to which any of the Obligations shall become due and payable shall constitute an event of default ("Event of Default") by the Pledgor hereunder.

     5. Rights of the Pledgor. Unless and until an Event of Default shall have occurred:

          (a) The Pledgor shall be entitled to exercise all voting powers pertaining to the Pledged Shares.

          (b) The Pledgor shall be entitled to receive and retain all dividends and distributions (other than liquidating or extraordinary distributions) on the Pledged Shares. Liquidating and/or extraordinary distributions shall be paid directly to and shall be held by the Pledgee as additional collateral pledged under and subject to the terms of this Pledge Agreement.

     6. Rights of the Pledgee upon Default. If an Event of Default shall occur, the Pledgor agrees to the following:

          (a) The Pledgee shall have the right to immediately re-register the Pledged Shares in such names as the Pledgee shall determine.

          (b) All dividends and other distributions of every character made upon or in respect of the Pledged Shares or any part thereof shall be paid directly to and shall be held by the Pledgee as additional collateral pledged under and subject to the terms of this Pledge Agreement.

     7. Remedies of the Pledgee upon Default. In the event of an Event of Default, the Pledgee shall have all of the rights and remedies afforded to secured parties with respect to the Pledged Shares as set forth in the Uniform Commercial Code from time to time in effect in the State of New York (the "Code"), as well as all other rights and remedies granted in this Pledge Agreement. The Pledgee shall have the right upon any public sale or sales, and, to the extent permitted by law, upon any private sale or sales, to purchase the whole or any part of the Pledged Shares so sold. The Pledgee shall apply any proceeds from time to time held by it and the net proceeds of any sale or other disposition, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Pledged Shares or in any way relating to the Pledged Shares or the rights of the Pledgee hereunder including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Pledgee (provided that such costs, expenses, and fees do not exceed a total amount of US$ 10,000), to the satisfaction in whole or in part of the Obligations, in such order as the Pledgee may determine; and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation,
Section 9-504 (1)(c) of the Code, need the Pledgee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Pledgee arising out of the lawful exercise by it of any rights hereunder. Neither the Pledgee nor any of its successors or assigns shall be liable for failure to sell or otherwise dispose of the Pledged Shares or for any delay in doing so. If any notice of a proposed sale or other disposition of the Pledged Shares shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Pledged Shares are insufficient to pay all of the Obligations.

     The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all the Pledged Shares by reason of certain restrictions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.

     The Pledgor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Shares pursuant to this section valid and binding and in compliance with any and all other applicable requirements of law.

     8. Termination of Agreement. Upon (i) the Pledgor's satisfaction of the Obligations in full (at which time the Pledgee shall deliver the Pledged Certificates and the Stock Powers to the Pledgor), or (ii) the conclusion of the actions contemplated by Section 7 hereof, this Pledge Agreement shall terminate.

     9. Miscellaneous.


          (a) This Pledge Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes all prior agreements or understandings as to such subject matter.

          (b) No waiver of any of the provisions of this Pledge Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

          (c) No amendment or modification of this Pledge Agreement shall be valid unless made in writing and signed by the person(s) to be charged therewith.

          (d) This Pledge Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          (e) This Pledge Agreement shall be construed and interpreted and the rights granted herein governed in accordance with the laws of the state of New York, without giving effect to conflict of laws principles.

          (f) Each of the parties to this Pledge Agreement agrees to execute and deliver any and all additional papers, documents and other assurances, and shall perform any and all acts and things, reasonably necessary to effectuate the purposes and intents of this Pledge Agreement.

          (g)  This  Pledge   Agreement   may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

          (h) All notices or other communications or deliveries required or permitted hereunder shall be sufficiently given if delivered by hand, or sent by certified mail (return receipt requested, postage prepaid), facsimile transmission or overnight mail or courier, addressed as follows:

                  If to the Pledgor, at:

                  2 Rue Marcel Doret
                  Immeuble Antares
                  31700 Blagnac, France
                  Telecopier Number:  011 33 (0) 534 616 344

                  With a copy to:

                  Foucaud, Tchekhoff, Pochet & Associes
                  1bis avenue Foch
                  75116 Paris - France
                  Telecopier Number:  33 1 45 00 08 19
                  Attention:  Antoine Tchekhoff

                  If to the Pledgee, at:

                  c/o Navtech Systems Support Inc.
                  175 Columbia Street West
                  Waterloo, Ontario, Canada N2L 5Z5
                  Telecopier Number:  (519) 747-1003

                  With a copy to:

                  Certilman Balin Adler & Hyman, LLP
                  90 Merrick Avenue
                  East Meadow, New York 11554
                  Attention: Fred Skolnik, Esq.
                  Telecopier Number: (516) 296-7111

or at such other address as any party or person shall designate by notice to the other parties in accordance with the provisions hereof.

          (i) In the event that the Pledged Shares or any portion thereof are released to the Pledgor and any payments or proceeds of any security for the Obligations, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal or other law, common law or equitable cause, then the Pledgor shall redeliver the Pledged Shares and the Stock Powers to the Pledgee and, until so redelivered, shall hold the Pledged Shares and the Stock Powers as agent of, and in trust for, the Pledgee.

          (j)  If  any   provision   hereof  is   declared  to  be  invalid  and
unenforceable, then, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of the Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible.

          (k) The Pledgor hereby agrees that the courts of the State of New York and of the United States of America for the Eastern and Southern Districts of New York shall have exclusive jurisdiction over any matter relating to this Pledge Agreement and the venue for any court or other proceeding shall be Nassau County, New York or New York County, New York. The Pledgor hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first above written.

                                              Pledgor:

                                              EASY FLYING S.A.


                                              By:/s/ Fabrice Turrel
                                              ----------------------------
                                                 Fabrice Turrel, President


                                              Pledgee:

                                              NAVTECH, INC.

                                              By:/s/ Dunacan Macdonal
                                              ----------------------------

                                              ----------------------------
                                              Name of Authorized Representative

                                              ----------------------------
                                              Title of Authorized Representative